                                                                    Exhibit 99.1
                                    KEYSTONE

                                 PROPERTY TRUST


                              FOURTH QUARTER 2000


                              INFORMATION PACKAGE

                                 Fourth Quarter
                            Earnings Conference Call


                                                                      12/31/2000

                              FOURTH QUARTER 2000
                            EARNINGS CONFERENCE CALL
                        SUPPLEMENTAL INFORMATION PACKAGE

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                          NUMBER
                                                                          ------
I.      FINANCIAL HIGHLIGHTS                                                1

II.     CONDENSED CONSOLIDATED BALANCE SHEETS                               2

III.    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS                     3

IV.     FUNDS FROM OPERATIONS/FUNDS AVAILABLE FOR DISTRIBUTION              4
        --QUARTERLY RECONCILIATIONS

V.      QUARTERLY FFO FOR 2000 AND 1999                                     5

VI.     PORTFOLIO OVERVIEW                                                  6

VII.    LEASE EXPIRATION SCHEDULE--PORTFOLIO                                7

VIII.   LEASE EXPIRATION SCHEDULE--INDUSTRIAL                               8

IX.     LEASE EXPIRATION SCHEDULE--OFFICE                                   9

X.      OPERATING AND LEASING STATISTICS                                   10

XI.     SAME STORE ANALYSIS                                               11-13

XII.    2000 ACQUISITIONS/DISPOSITIONS                                     14

XIII.   LAND UNDER DEVELOPMENT AND CONTROL                                 15

XIV.    CAPITAL STRUCTURE AND DEBT ANALYSIS                               16-17

XV.     PREFERRED EQUITY OUTSTANDING                                       18


THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN STATEMENTS WHICH
CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, ITS TRUSTEES, OR ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF THE COMPANY. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES ARE DESCRIBED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                               FOURTH QUARTER 2000

                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


----------------------------------------------------------------------------------------------------------------

                                                         THREE MONTHS ENDED                    YEAR ENDED
                                                         ---------------------            ----------------------
INCOME ITEMS:                                            31-DEC-00   31-DEC-99            31-DEC-00    31-DEC-99
-------------                                            ---------   ---------            ---------    ---------

Revenues                                                 $ 32,330    $ 27,590             $ 123,101    $ 84,526
Net Income Allocated to Common Shares                       1,596       1,151                   896       6,328
FUNDS FROM OPERATIONS                                      12,269      11,021                47,304      32,533
Funds from Operations - Per Share-(diluted)                  0.48        0.46                  1.86        1.77
FUNDS AVAILABLE FOR DISTRIBUTION                           10,411       9,167                38,539      27,173
Funds Available for Distribution- Per Share- (diluted)       0.40        0.39                  1.51        1.48

DIVIDENDS PAID PER SHARE- COMMON SHARES                     0.310       0.295                 1.210       1.120


RATIOS:
Interest Coverage Ratio                                       2.0         2.1                   2.0         2.1

Fixed Charge Coverage Ratio                                   1.5         1.6                   1.6         1.8

Dividend Payout Ratio-FFO                                    64.6%       64.1%                 65.1%       63.3%

Dividend Payout Ratio-FAD                                    77.5%       75.6%                 80.1%       75.7%


----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

                                                             AS OF THE PERIOD ENDED
                                                           ---------------------------    --------
                                                            31-DEC-00      31-DEC-99      % CHANGE
                                                           -----------    ------------    --------

ASSETS:
Investments in Real Estate at Cost                         $   957,106    $   860,336      11.2%
Total Assets                                                   962,687        875,076      10.0%



CAPITALIZATION:
Total Debt                                                 $   616,569    $   522,112      18.1%

Convertible Preferred Shares - at liquidation preference   $    60,097    $    80,000     (24.9%)
Convertible Preferred Units - at liquidation preference         80,295         54,621      47.0%
                                                           -----------    -----------    ------
   Total                                                   $   140,392    $   134,621       4.3%

Total Common Shares Outstanding @ Quarter End                9,321,296      8,906,943       4.7%
Total Operating Units @ Quarter End                          7,675,649      7,326,853       4.8%
                                                           -----------    -----------    ------
   Total                                                    16,996,945     16,233,796       4.7%

Share Price @ Quarter End                                  $     12.75    $     15.50     (17.7%)
Equity Value @ Quarter End                                 $   357,103    $   386,245      (7.5%)
Total Market Capitalization                                $   973,672    $   908,357       7.2%
Debt to undepreciated book value                                  61.5%          58.2%      3.3%


-----------------------------------------------------------------------------------------------------------------------

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call

                             KEYSTONE PROPERTY TRUST
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)




                                             DECEMBER 31, 2000  SEPTEMBER 30, 2000  JUNE 30, 2000  MARCH 31, 2000  DECEMBER 31, 1999
                                             -----------------  ------------------  -------------  --------------  -----------------


ASSETS:

Investments in Real Estate                      $ 957,106           $ 971,981          $ 985,990       $ 892,715       $ 860,336
Accumulated Depreciation                          (40,558)            (36,492)           (32,304)        (26,818)        (22,396)
                                                ---------           ---------          ---------       ---------       ---------
Investments in Real Estate, Net                   916,548             935,489            953,686         865,897         837,940

Cash, Cash Equivalents, and Escrows                10,264               8,203              9,847           7,134           7,614
Other Assets, Net                                  35,875              35,006             29,736          32,454          29,522
                                                ---------           ---------          ---------       ---------       ---------
   Total Assets                                 $ 962,687           $ 978,698          $ 993,269       $ 905,485       $ 875,076
                                                =========           =========          =========       =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY:

LIABILITIES
Mortgage Notes and Other Debt                   $ 616,569           $ 633,652          $ 612,617       $ 548,572       $ 522,112
Accrued Liabilities and Other                      22,184              18,881             18,446          19,111          21,303
                                                ---------           ---------          ---------       ---------       ---------
   Total Liabilities                              638,753             652,533            631,063         567,683         543,415

MINORITY INTEREST
Limited Partners in OP                             89,543              90,612             96,506          96,814          91,310
Convertible Preferred Units                        80,295              80,295             80,295          54,621          54,621
                                                ---------           ---------          ---------       ---------       ---------
   Total Minority Interest                        169,838             170,907            176,801         151,435         145,931
                                                ---------           ---------          ---------       ---------       ---------

Redeemable Preferred Stock                           --                  --               19,903            --              --

SHAREHOLDERS' EQUITY
Preferred Stock, $.001 par value                        3                   3                  3               3               3
Common Stock, $.001 par value                           9                   9                  9               9               9
Warrants                                             --                  --                 --              --               125
Additional paid-in capital                        165,201             165,069            164,953         184,740         183,261
Cumulative net income                              21,516              19,920             24,226          22,565          20,620
Cumulative dividends                              (32,633)            (29,743)           (23,689)        (20,950)        (18,288)
                                                ---------           ---------          ---------       ---------       ---------
Total shareholders' equity                        154,096             155,258            165,502         186,367         185,730
                                                ---------           ---------          ---------       ---------       ---------
   Total liabilities and shareholders' equity   $ 962,687           $ 978,698          $ 993,269       $ 905,485       $ 875,076
                                                =========           =========          =========       =========       =========

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                            QUARTER END COMPARATIVES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)



                                                                    --------------------------   -----------------------
                                                                    FOR THE THREE MONTHS ENDED      FOR THE YEAR ENDED
                                                                             DECEMBER 31,              DECEMBER 31,
                                                                    --------------------------   -----------------------

                                                                          2000         1999         2000         1999
                                                                       ---------    ---------    ---------    ----------
REVENUE:
    Rents                                                              $  27,722    $  24,488    $ 107,763    $  75,769
    Reimbursement revenue and other                                        4,608        3,102       15,338        8,757
                                                                       ---------    ---------    ---------    ---------
            Total revenue                                                 32,330       27,590      123,101       84,526
                                                                       ---------    ---------    ---------    ---------

OPERATING EXPENSES:
    Property operating expenses                                            6,082        5,848       21,805       15,096
    Property management fees paid to affiliate                               425          342        3,246        3,048
    General and administrative                                             1,058          944        4,277        3,650
    Depreciation and amortization                                          5,673        5,645       21,128       16,359
    Interest expense                                                      12,050        9,763       46,566       30,307
    Provision for asset revaluation                                           --           --       11,300           --
                                                                       ---------    ---------    ---------    ---------
    Total operating expense                                               25,288       22,542      108,322       68,460
                                                                       ---------    ---------    ---------    ---------

INCOME BEFORE EQUITY IN (LOSS) INCOME FROM EQUITY METHOD
INVESTMENTS, (LOSSES) GAINS ON SALES OF ASSETS, DISTRIBUTIONS TO
PREFERRED UNITHOLDERS, MINORITY INTEREST OF UNITHOLDERS IN OPERATING
PARTNERSHIP, AND NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS            7,042        5,048       14,779       16,066

EQUITY IN (LOSS) INCOME FROM EQUITY METHOD INVESTMENTS                      (489)         285          (73)         (62)

GAINS (LOSSES) ON SALES OF ASSETS                                           (285)        --             87        1,284
                                                                       ---------    ---------    ---------    ---------

INCOME BEFORE DISTRIBUTIONS TO PREFERRED UNITHOLDERS, MINORITY
INTEREST OF UNITHOLDER IN OPERATING PARTNERSHIP, AND NET INCOME
ALLOCATED TO PREFERRED SHAREHOLDERS                                        6,268        5,333       14,793       17,288

DISTRIBUTIONS TO PREFERRED UNITHOLDERS                                    (1,932)      (1,297)      (6,875)      (2,040)
                                                                       ---------    ---------    ---------    ---------

INCOME BEFORE MINORITY INTEREST OF UNITHOLDERS IN OPERATING
PARTNERSHIP, AND NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS            4,336        4,036        7,918       15,248

MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP                 (1,313)        (972)        (649)      (5,592)

NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                            (1,427)      (1,913)      (6,373)      (3,328)
                                                                       ---------    ---------    ---------    ---------
NET INCOME ALLOCATED TO COMMON SHAREHOLDERS                            $   1,596    $   1,151    $     896    $   6,328
                                                                       =========    =========    =========    =========

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
            FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
                    FOURTH QUARTER 2000 AND 1999 COMPARATIVES
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           -----------------------------      -----------------------------
                                                            FOR THE THREE MONTHS ENDED             FOR THE YEAR ENDED
                                                                    DECEMBER 31,                      DECEMBER 31,
                                                           -----------------------------      -----------------------------

                                                           -------------     -----------      ------------    -------------
                                                                2000            1999              2000             1999
                                                           -------------     -----------      ------------    -------------

FUNDS FROM OPERATIONS:

INCOME BEFORE DISTRIBUTIONS TO PREFERRED UNITHOLDERS,
MINORITY INTEREST OF UNITHOLDER IN OPERATING PARTNERSHIP,
AND NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS          $      6,268     $      5,333     $     14,793     $     17,288

Provision for asset revaluation                                     --               --             11,300             --

Losses (gains) on sales of assets                                    285             --                (87)          (1,284)

Depreciation and amortization related to real estate               5,673            5,645           21,128           16,359

Equity in (income) loss from equity method investments               489             (285)              73               62

FFO contribution from equity investments                            (446)             328               97              108

                                                            ------------     ------------     ------------     ------------
Funds from operations(1)                                    $     12,269     $     11,021     $     47,304     $     32,533
                                                            ============     ============     ============     ============

Funds from operations-basic                                 $       0.52     $       0.52     $       2.02     $       1.90
                                                            ============     ============     ============     ============

Funds from operations-per diluted share                     $       0.48     $       0.46     $       1.86     $       1.77
                                                            ============     ============     ============     ============


FUNDS AVAILABLE FOR DISTRIBUTION:

Funds from Operations                                       $     12,269     $     11,021     $     47,304     $     32,533

Building Improvements                                               (320)            (527)            (981)          (1,074)
Tenant Improvements                                                 (786)            (560)          (2,888)          (2,070)
Leasing Commissions                                                 (261)            (465)          (3,127)          (2,097)
Amortization of Deferred Financing Costs                             434              402            1,798            1,473
Amortization of Restricted Stock Awards                               57               69              261              274
Rental Income from Straight Line Rents                              (982)            (773)          (3,828)          (1,866)
                                                            ------------     ------------     ------------     ------------
Funds available for distribution                                  10,411     $      9,167     $     38,539     $     27,173
                                                            ============     ============     ============     ============


                                                            ------------     ------------     ------------     ------------
Funds available for distribution-per diluted share          $       0.40     $       0.39     $       1.51     $       1.48
                                                            ============     ============     ============     ============

Weighted average shares and units - diluted                   25,722,549       23,744,929       25,495,601       18,363,330
                                                            ============     ============     ============     ============

Dividend paid per common share                                     0.310            0.295            1.210            1.120
                                                            ============     ============     ============     ============

Dividend Payout Ratio-FFO                                           64.6%            64.1%            65.1%            63.3%
                                                            ============     ============     ============     ============

Dividend Payout Ratio-FAD                                           77.5%            75.6%            80.1%            75.7%
                                                            ============     ============     ============     ============



(1) FFO is reported in accordance with NAREIT's clarification of the FFO definition effective January 1, 2000 with prior years restated.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                 FUNDS FROM OPERATIONS BY QUARTER 2000 AND 1999
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



---------------------------------------------------------------------------------------------------------------------------------

                                   1ST QUARTER 2000   2ND QUARTER 2000   3RD QUARTER 2000 4TH QUARTER 2000   YEAR TO DATE 2000
                                   ----------------   ----------------   ---------------- ----------------   -----------------

FUNDS FROM OPERATIONS                   $    11,431       $    11,640         $    11,964      $    12,269      $    47,304
                                        ===========       ===========         ===========      ===========      ===========
WEIGHTED AVERAGE SHARES AND UNITS:
Shares outstanding                        9,067,959         9,243,803           9,322,119        9,322,657         9,239,591
Units outstanding                         7,610,342         7,653,948           7,677,660        7,675,649         7,654,516
Convertible preferred stock               4,981,962         4,216,453           3,738,010        3,738,010         4,166,256
Convertible preferred units               3,378,262         4,365,722           4,982,884        4,982,884         4,430,473
Other dilutive securities                     4,028             3,816               3,885            3,349             4,765
                                        -----------       -----------         -----------      -----------      -----------
                                         25,042,553        25,483,742          25,724,558       25,722,549        25,495,601
                                        ===========       ===========         ===========      ===========      ===========

DILUTED FFO PER SHARE                   $      0.46       $      0.46         $      0.47      $      0.48      $      1.86
                                        ===========       ===========         ===========      ===========      ===========
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

                                     1ST QUARTER 1999   2ND QUARTER 1999   3RD QUARTER 1999  4TH QUARTER 1999   YEAR TO DATE 1999
                                     ----------------   ----------------   ----------------  ----------------   -----------------

FUNDS FROM OPERATIONS (1)               $     6,526       $     7,210         $     7,776      $    11,021      $    32,533
                                        ===========       ===========         ===========      ===========      ===========
WEIGHTED AVERAGE SHARES AND UNITS:
Shares outstanding                        7,392,644         7,472,560           7,505,764        8,125,364        7,622,010
Units outstanding                         6,988,542         7,017,887           7,033,049        7,046,648        7,019,283
Convertible preferred stock               1,212,121         1,212,121           1,376,028        4,981,962        2,203,640
Convertible preferred units                 454,545           454,545           1,078,977        3,378,262        1,348,873
Other dilutive securities                   126,071           182,289             203,055          212,693          169,524
                                        -----------       -----------         -----------      -----------      -----------
                                         16,173,923        16,339,402          17,196,873       23,744,929       18,363,330
                                        ===========       ===========         ===========      ===========      ===========

DILUTED FFO PER SHARE                   $      0.40       $      0.44         $      0.45      $      0.46      $      1.77
                                        ===========       ===========         ===========      ===========      ===========

---------------------------------------------------------------------------------------------------------------------------------

(1) FFO is reported in accordance with NAREIT's clarification of the FFO definition effective January 1, 2000 with prior years restated.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                               PORTFOLIO OVERVIEW
                            AS OF DECEMBER 31, 2000


                      --------------------------------------------------------------------------------------------------------------
                                     INDUSTRIAL      [LINE ILLEGIBLE]                [LINE ILLEGIBLE]
                      --------------------------------------------------------------------------------------------------------------
                        NUMBER OF   RENTABLE SQUARE     %        ANNUALIZED       NUMBER OF  RENTABLE SQUARE   %       ANNUALIZED
                        BUILDINGS       FEET          LEASED     BASE RENT (1)    BUILDINGS       FEET       LEASED    BASE RENT (1)
------------------------------------------------------------------------------------------------------------------------------------
        Target            Total         Total          Total        Total           Total      Total         Total       Total
------------------------------------------------------------------------------------------------------------------------------------
      New Jersey         21            5,716,623     100.0%     $27,722,197          10        623,649       98.9%       $7,549,550
     Pennsylvania        17            4,910,836      98.3%     $17,993,022           6        463,902       89.7%       $7,361,500
        Indiana           5            1,396,752     100.0%     $ 6,240,069
         Ohio            11            1,728,224      92.3%     $ 4,605,932
       New York          11            1,320,273      98.6%     $ 5,231,116          20      1,395,362       97.5%      $20,673,807
    South Carolina       28            2,841,789      78.8%     $ 6,414,856


Total/Weighted Average   93           17,914,497      95.3%     $68,207,191          36      2,482,913       96.4%      $35,584,857
                        ===         ============     =====      ===========         ===   ============      =====      ============


                      --------------------------------------------------
                        [LINE ILLEGIBLE]
                      --------------------------------------------------
                      NUMBER OF  RENTABLE SQUARE   %       ANNUALIZED
                      BUILDINGS       FEET       LEASED    BASE RENT (1)
------------------------------------------------------------------------
        Target         Total       Total                    Total
---------------------------------------------------------------------
      New Jersey          31      6,340,272     99.9%    $ 35,271,747
     Pennsylvania         23      5,374,738     97.6%    $ 25,354,521
        Indiana            5      1,396,752    100.0%    $  6,240,069
         Ohio             11      1,728,224     92.3%    $  4,605,932
       New York           31      2,715,635     98.1%    $ 25,904,923
    South Carolina        28      2,841,789     78.8%    $  6,414,856
                                                         ------------

Total/Weighted Average   129     20,397,410     95.5%    $103,792,048
                        ====   ============    =====     ============




(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at December 31, 2000 multiplied by 12.

(2) Includes an investment in a direct financing lease for 114,000 square feet with Annualized Rent of $525,000.

Note: All occupancy data in this supplemental information package is based on physical occupancy unless otherwise noted.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                            LEASE EXPIRATION SCHEDULE
                             AS OF DECEMBER 31, 2000


                                                                  ANNUALIZED RENT PER                          PERCENTAGE OF TOTAL
           NUMBER OF     SQUARE FOOTAGE OF  ANNUALIZED RENT OF   LEASED SQUARE FOOT OF    PERCENTAGE OF TOTAL  ANNUALIZED RENT OF
        LEASES EXPIRING   EXPIRING LEASES   EXPIRING LEASES(1)      EXPIRING LEASES       LEASED SQUARE FEET    EXPIRING LEASES
----------------------------------------------------------------------------------------------------------------------------------
Expires    Total                Total             Total
----------------------------------------------------------------------------------------------------------------------------------
2001         52              2,348,320      $ 10,505,873                 $4.47                    12.1%               10.1%
2002         48              3,423,258      $ 13,591,213                 $3.97                    17.6%               13.1%
2003         45              1,697,259      $ 11,917,099                 $7.02                     8.7%               11.5%
2004         40              1,551,385      $  9,042,263                 $5.83                     8.0%                8.7%
2005         43              1,708,299      $ 12,460,959                 $7.29                     8.8%               12.0%
2006         26              1,926,643      $ 10,250,460                 $5.32                     9.9%                9.9%
2007         10              1,639,417      $  9,181,262                 $5.60                     8.4%                8.8%
2008         10                899,100      $  5,869,922                 $6.53                     4.6%                5.7%
2009          7              1,157,491      $  4,664,664                 $4.03                     5.9%                4.5%
2010          5                542,379      $  2,899,393                 $5.35                     2.8%                2.8%
2011          4                358,942      $  1,502,949                 $4.19                     1.8%                1.4%
2012          2                658,094      $  3,592,835                 $5.46                     3.4%                3.5%
2013          3                485,304      $  3,124,297                 $6.44                     2.5%                3.0%
2014          4                439,944      $  2,228,197                 $5.06                     2.3%                2.1%
2018          1                139,703      $    441,462                 $3.16                     0.7%                0.4%
2019          1                495,740      $  2,519,199                 $5.08                     2.5%                2.4%
----------------------------------------------------------------------------------------------------------------------------------
            301             19,471,278      $103,792,048                 $5.33                   100.0%              100.0%
----------------------------------------------------------------------------------------------------------------------------------


                                                            ANNUALIZED RENT PER                          PERCENTAGE OF TOTAL
                    SQUARE FOOTAGE OF ANNUALIZED RENT OF   LEASED SQUARE FOOT OF    PERCENTAGE OF TOTAL  ANNUALIZED RENT OF
RECAP                EXPIRING LEASES  EXPIRING LEASES(1)      EXPIRING LEASES       LEASED SQUARE FEET    EXPIRING LEASES
---------------------------------------------------------------------------------------------------------------------------

Industrial             17,077,030        $68,207,191                $3.99                  87.7%              65.7%
Office                  2,280,248         35,059,857               $15.38                  11.7%              33.8%
Other                     114,000            525,000                $4.61                   0.6%               0.5%
                       ----------        -----------               ------                  ----               ----

Total                  19,471,278       $103,792,048               $ 5.33                 100.0%             100.0%
                       ==========       ============               ======                 =====              =====

Vacant                    926,132
                         -------

Total Square Feet      20,397,410
                       ==========

---------------------------------------------------------------------------------------------------------------------------

(1) Annualized Base Rent, as used here, represents the monthly contractual rent under existing leases at December 31, 2000 multiplied by 12.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                              INDUSTRIAL PROPERTIES
                                LEASE EXPIRATION
                             AS OF DECEMBER 31, 2000


--------------------------------------------------------------------------------------------
                   RENTABLE SQUARE                                PERCENTAGE OF TOTAL ANNUAL
YEAR OF LEASE    FOOTAGE SUBJECT TO       ANNUAL BASE RENTS         BASE RENTS REPRESENTED
 EXPIRATION        EXPIRING LEASES    UNDER EXPIRING LEASES (1)       BY EXPIRING LEASES
 ----------        ---------------    -------------------------       ------------------

    2001              2,119,039                6,783,746                        9.9%
    2002              3,248,803               11,289,107                       16.6%
    2003              1,245,786                4,948,740                        7.3%
    2004              1,229,407                5,216,883                        7.6%
    2005              1,229,370                5,342,533                        7.8%
    2006              1,679,353                7,170,175                       10.5%
    2007              1,420,700                5,091,700                        7.5%
    2008                768,841                4,005,571                        5.9%
    2009              1,155,595                4,636,224                        6.8%
 Thereafter           2,980,136               13,722,512                       20.1%
                     ----------              -----------                      -----
    Total            17,077,030              $68,207,191                      100.0%
                     ==========              ===========                      =====

--------------------------------------------------------------------------------------------


                          AVERAGE OCCUPANCY BY LOCATION AS OF:
--------------------------------------------------------------------------------------------

        MARKET                                   STATE      12/31/2000  9/30/2000  12/31/1999
        ------                                   -----      ----------  ---------  ----------

     Indianapolis                            Indianapolis     100.0%     100.0%     100.0%
  Central & North NJ                          New Jersey      100.0%      99.8%      99.7%
        Albany                                 New York       100.0%     100.0%     100.0%
       Rochester                               New York        89.5%      88.1%      94.1%
       Syracuse                                New York       100.0%     100.0%     100.0%
     Central Ohio                                Ohio          92.3%     100.0%     100.0%
    Chester County                           Pennsylvania     100.0%     100.0%     100.0%
Harrisburg/Chambersburg                      Pennsylvania      97.8%     100.0%     100.0%
        Reading                              Pennsylvania     100.0%     100.0%     100.0%
 Scranton/Wilkes-Barre                       Pennsylvania     100.0%     100.0%     100.0%
Greenville/Spartanburg                      South Carolina     78.8%      88.9%      96.7%
                                                              -----      -----      -----

                          Total Industrial Portfolio           95.3%      97.8%      99.2%
                                                              =====      =====      =====
--------------------------------------------------------------------------------------------

(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at December 31, 2000 multiplied by 12.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                                OFFICE PROPERTIES
                                LEASE EXPIRATION
                             AS OF DECEMBER 31, 2000


--------------------------------------------------------------------------------------------
                  RENTABLE SQUARE                                 PERCENTAGE OF TOTAL ANNUAL
YEAR OF LEASE    FOOTAGE SUBJECT TO       ANNUAL BASE RENTS         BASE RENTS REPRESENTED
  EXPIRATION      EXPIRING LEASES     UNDER EXPIRING LEASES (1)       BY EXPIRING LEASES
  ----------      ---------------     -------------------------       ------------------

     2001             229,281                 3,722,127                       10.6%
     2002             174,455                 2,302,106                        6.6%
     2003             451,473                 6,968,359                       19.9%
     2004             207,978                 3,300,380                        9.4%
     2005             478,929                 7,118,425                       20.3%
     2006             247,290                 3,080,285                        8.8%
     2007             218,717                 4,089,562                       11.7%
     2008             130,259                 1,864,351                        5.3%
     2009               1,896                    28,440                        0.1%
  Thereafter          139,970                 2,585,822                        7.4%
                    ---------                 ---------                      -----
    Total           2,280,248               $35,059,857                      100.0%
                    =========               ===========                      =====

--------------------------------------------------------------------------------------------


                             AVERAGE OCCUPANCY BY LOCATION AS OF:
--------------------------------------------------------------------------------------------

         MARKET                               STATE       12/31/2000   9/30/2000   12/31/1999
         ------                               -----       ----------   ---------   ---------

  Central and North NJ                      New Jersey      98.7%        98.4%       99.6%
         Albany                              New York       98.1%        99.8%       99.6%
       Rochester                             New York      100.0%       100.0%      100.0%
        Syracuse                             New York       97.2%        96.7%       97.4%
       Allentown                           Pennsylvania     91.9%        94.0%      100.0%
Harrisburg/Chambersburg                    Pennsylvania     85.9%        83.4%       84.8%
        Reading                            Pennsylvania     89.5%        93.0%       91.5%
                                                           -----        -----       -----

                                 Total Office Portfolio     96.4%        97.0%       96.9%
                                                           =====        =====       =====

--------------------------------------------------------------------------------------------

(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at December 31, 2000 multiplied by 12.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                        OPERATING AND LEASING STATISTICS
                             AS OF DECEMBER 31, 2000


                                                                           INDUSTRIAL              OFFICE
                                                                           ----------              ------

Square feet owned                                                           17,914,497            2,482,913

Physical Occupancy percentage                                                     95.3%                96.4%

Lease expirations as percentage of total square feet (next 12 months)             11.8%                 9.2%

Weighted Average Lease Term (in years)                                             5.8                  4.3


Tenant retention (1)                      - 4th Quarter                            0.0% (3)            78.9%
                                          - Year Ended 12/31/00                   61.7%                76.0%


GAAP Rent increases on new leases (2)     - 4th Quarter                            9.9%                11.3%
                                          - Year Ended 12/31/00                    7.1%                 5.0%





(1) Calculated based on square footage of expired leases.

(2) Calculated based on rental rates per square foot.

(3) Retention for only 16,000 sq. ft. of rollover in quarter.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                                   SAME STORE
         FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 2000 AND 1999

                             (DOLLARS IN THOUSANDS)


                                      FOR THE THREE      FOR THE THREE
                                      MONTHS ENDED       MONTHS ENDED     YEAR TO DATE     %
                                    DECEMBER 31, 2000  DECEMBER 31, 1999    VARIANCE    CHANGE
                                    ------------------------------------------------------------
REVENUE
     Gross Potential Rent                $ 22,489          $ 22,400        $     89        0.4%
     Vacancy Loss                            (922)             (543)           (379)     (69.8%)
                                    -----------------------------------------------
     Rental Revenue                        21,567            21,857            (290)      (1.3%)
     Tenant Reimbursement and Other         2,986             2,956              30        1.0%
                                    -----------------------------------------------
     Total Revenue                       $ 24,553          $ 24,813        $   (260)      (1.0%)
                                    ===============================================

OPERATING EXPENSES
     Property Operating Expenses         $  2,417          $  2,208        $    209        9.5%
     Real Estate Taxes                      2,193             2,118              75        3.5%
                                    -----------------------------------------------
     Total Operating Expenses            $  4,610          $  4,326        $    284        6.6%
NET OPERATING INCOME                     $ 19,943          $ 20,487        $   (544)      (2.7%)
                                    ===============================================


SAME STORE OCCUPANCY AT DECEMBER 31


ECONOMIC OCCUPANCY                           95.9%             97.6%                      (1.7%)
                                             ====              ====                       ====


                                        FOR THE            FOR THE
                                       YEAR ENDED         YEAR ENDED       YEAR TO DATE     %
                                    DECEMBER 31, 2000  DECEMBER 31, 1999     VARIANCE    CHANGE
                                    -----------------------------------------------------------
REVENUE
     Gross Potential Rent                $ 70,720           $ 69,530         $  1,190       1.7%
     Vacancy Loss                          (2,625)            (1,741)            (884)    (50.8%)
                                         ------------------------------------------------------
       Rental Revenue                      68,095             67,789              306       0.5%
     Tenant Reimbursement and Other         8,285              7,588              697       9.2%
                                         ------------------------------------------------------
     Total Revenue                       $ 76,380           $ 75,377         $  1,003       1.3%
                                         ======================================================

OPERATING EXPENSES
     Property Operating Expenses         $  8,090           $  7,865         $    225       2.9%
     Real Estate Taxes                      6,184              5,866              318       5.4%
                                         ------------------------------------------------------
     Total Operating Expenses            $ 14,274           $ 13,731         $    543       4.0%
NET OPERATING INCOME                     $ 62,106           $ 61,646         $    460       0.7%
                                         ======================================================


SAME STORE OCCUPANCY AT DECEMBER 31          94.9%              98.9%
                                             ====               ====

ECONOMIC OCCUPANCY                           96.3%              97.5%                      (1.2%)
                                             ====               ====                       ====



Note: Includes 84 Industrial Properties and 34 Office Properties owned as of
      September 30, 1999 which aggregate 16,295,362 square feet.

      Excludes property management fees paid to affiliated parties.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call

                             KEYSTONE PROPERTY TRUST
                        SAME STORE INDUSTRIAL PROPERTIES
            FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 2000 AND 1999


                             (DOLLARS IN THOUSANDS)


                                       FOR THE THREE       FOR THE THREE
                                        MONTHS ENDED        MONTHS ENDED     YEAR TO DATE     %
                                      DECEMBER 31, 2000   DECEMBER 31, 1999    VARIANCE    CHANGE
                                      ---------------------------------------------------------------

REVENUE
     Gross Potential Rent                $ 13,511           $ 13,266           $    245       1.8%
     Vacancy Loss                            (443)              (122)              (321)   (263.1%)
                                         ----------------------------------------------
       Rental Revenue                      13,068             13,144                (76)     (0.6%)
     Tenant Reimbursement and Other         1,499              1,499               --         0.0%
                                         ----------------------------------------------
     Total Revenue                       $ 14,567           $ 14,643           $    (76)     (0.5%)
                                         ==============================================

OPERATING EXPENSES
     Property Operating Expenses         $    478           $    428           $     50      11.7%
     Real Estate Taxes                      1,218              1,164                 54       4.6%
                                         ----------------------------------------------
     Total Operating Expenses            $  1,696           $  1,592           $    104       6.5%
NET OPERATING INCOME                     $ 12,871           $ 13,051           $   (180)     (1.4%)
                                         ==============================================

SAME STORE OCCUPANCY AT DECEMBER 31


ECONOMIC OCCUPANCY                           96.7%              99.1%                        (2.4%)
                                             ====               ====                        =====


                                         For the           For the
                                        Year Ended        Year Ended          Year to Date     %
                                     DECEMBER 31, 2000  DECEMBER 31, 1999       VARIANCE    CHANGE
                                     -------------------------------------------------------------

REVENUE
     Gross Potential Rent                $ 38,729           $ 37,865           $    864        2.3%
     Vacancy Loss                          (1,350)              (489)              (861)    (176.1%)
                                         ----------------------------------------------
     Rental Revenue                        37,379             37,376                  3        0.0%
     Tenant Reimbursement and Other         3,372              3,088                284        9.2%
                                         ----------------------------------------------
     Total Revenue                       $ 40,751           $ 40,464           $    287        0.7%
                                         ==============================================

OPERATING EXPENSES
     Property Operating Expenses         $  1,479           $  1,436           $     43        3.0%
     Real Estate Taxes                      2,781              2,627                154        5.9%
                                         ----------------------------------------------
     Total Operating Expenses            $  4,260           $  4,063           $    197        4.8%
NET OPERATING INCOME                     $ 36,491           $ 36,401           $     90        0.2%
                                         ==============================================

SAME STORE OCCUPANCY AT DECEMBER 31          94.0%              99.1%
                                             =====              =====

ECONOMIC OCCUPANCY                           96.5%              98.7%                         (2.2%)
                                             =====              =====



Note: Includes 84 Industrial Properties owned as of September 30, 1999 which aggregate 14,006,123 square feet.

      Excludes property management fees paid to affiliated parties.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call

                             KEYSTONE PROPERTY TRUST
                          SAME STORE OFFICE PROPERTIES
           FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 2000 AND 1999


                             (DOLLARS IN THOUSANDS)


                                      For the Three      For the Three
                                       Months Ended       Months Ended     Year to Date     %
                                    DECEMBER 31, 2000  DECEMBER 31, 1999      VARIANCE    CHANGE
                                    ---------------------------------------------------------------

REVENUE
     Gross Potential Rent               $  8,978            $  9,134           $ (156)    (1.7%)
     Vacancy Loss                           (479)               (421)             (58)   (13.8%)
                                        ---------------------------------------------
     Rental Revenue                        8,499               8,713             (214)    (2.5%)
     Tenant Reimbursement and Other        1,486               1,455               31      2.1%
                                        ---------------------------------------------
     Total Revenue                      $  9,985            $ 10,168           $ (183)    (1.8%)
                                        =============================================
OPERATING EXPENSES
     Property Operating Expenses        $  1,939            $  1,780           $  159      8.9%
     Real Estate Taxes                       975                 953               22      2.3%
                                        ---------------------------------------------
     Total Operating Expenses           $  2,914            $  2,733           $  181      6.6%
NET OPERATING INCOME                    $  7,071            $  7,435           $ (364)    (4.9%)
                                        =============================================

SAME STORE OCCUPANCY AT DECEMBER 31


ECONOMIC OCCUPANCY                          94.7%               95.4%                     (0.7%)
                                           =====               =====                     ======


                                        For the            For the
                                       Year Ended         Year Ended        Year to Date     %
                                    DECEMBER 31, 2000  DECEMBER 31, 1999      VARIANCE    CHANGE
                                    ------------------------------------------------------------

REVENUE
     Gross Potential Rent               $ 31,991            $ 31,665           $  326       1.0%
     Vacancy Loss                         (1,275)             (1,253)             (22)     (1.8%)
                                        ---------------------------------------------
     Rental Revenue                       30,716              30,412              304       1.0%
     Tenant Reimbursement and Other        4,913               4,499              414       9.2%
                                        ---------------------------------------------
     Total Revenue                      $ 35,629            $ 34,911           $  718       2.1%
                                        ============================================
OPERATING EXPENSES
     Property Operating Expenses        $  6,611            $  6,428           $  183       2.8%
     Real Estate Taxes                     3,403               3,238              165       5.1%
                                        ---------------------------------------------
     Total Operating Expenses           $ 10,014            $  9,666           $  348       3.6%
NET OPERATING INCOME                    $ 25,615            $ 25,245           $  370       1.5%
                                        ============================================

SAME STORE OCCUPANCY AT DECEMBER 31         96.8%               98.9%
                                            =====               =====

ECONOMIC OCCUPANCY                          96.0%               96.0%                       0.0%
                                            =====               =====                       ====



Note: Includes 34 Office Properties owned as of September 30, 1999 which aggregate 2,402,913 square feet.

      Excludes property management fees paid to affiliated parties.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
      Acquisitions, Dispositions, and Development Placed in Service in 2000


                             (dollars in thousands)


     PROPERTY                                   CITY             STATE             MARKET            CLOSING DATE   SQUARE FEET
     --------                                   ----             -----             ------            ------------   -----------

DEVELOPMENT

OFFICE

3435 Winchester Road (1)                       Allentown       Pennsylvania       Allentown, PA          5/12/2000       80,000
                                                                                                                        -------

OFFICE TOTAL                                                                                                             80,000
                                                                                                                        =======

ACQUISITIONS

INDUSTRIAL

501 Airtech Park (2)                          Indianapolis        Indiana       Indianapolis, IN         1/11/2000      495,740
6 Joanna Court                               East Brunswick     New Jersey    Central & Northern NJ      4/11/2000      214,600
400 Cabot Drive                            Hamilton Township    New Jersey    Central & Northern NJ      5/5/2000       585,510
4 Applegate Drive                              Washington       New Jersey    Central & Northern NJ      5/5/2000       265,000
5 Henderson Drive                            West Caldwell      New Jersey    Central & Northern NJ      5/5/2000       210,530
100-400 Nixon Lane                               Edison         New Jersey    Central & Northern NJ      5/5/2000       851,907
30 Stults Road                              South Brunswick     New Jersey    Central & Northern NJ      5/5/2000        64,285
                                                                                                                      ---------

INDUSTRIAL TOTAL                                                                                                      2,687,572
                                                                                                                      =========

TOTAL ACQUISITIONS/DEVELOPMENT                                                                                        2,767,572
                                                                                                                      =========

DISPOSITIONS

INDUSTRIAL

243 St. Nicholas Avenue                     South Plainfield    New Jersey    Central & Northern NJ      1/18/2000       15,000
6 Joanna Court                               East Brunswick     New Jersey    Central & Northern NJ      4/11/2000      214,600
18 Madison Road                                Fairfield        New Jersey    Central & Northern NJ      5/2/2000        14,000
24 Madison Road                                Fairfield        New Jersey    Central & Northern NJ      5/2/2000        35,522
26 Madison Road                                Fairfield        New Jersey    Central & Northern NJ      5/2/2000        30,306
535 Secaucus Road                               Secaucus        New Jersey    Central & Northern NJ      5/2/2000        68,439
1305 Goshen Parkway                           West Chester     Pennsylvania    Chester County, PA        7/19/2000       90,000
135 Fieldcrest Avenue                            Edison         New Jersey    Central & Northern NJ     10/30/2000       77,975
200/240 Carter Drive                             Edison         New Jersey    Central & Northern NJ     10/30/2000      105,910
275-285 Pierce Street                      Franklin Township    New Jersey    Central & Northern NJ     10/30/2000      102,725
55 Carter Drive                                  Edison         New Jersey    Central & Northern NJ     10/30/2000      110,647
One Apollo Drive                               Glen Falls        New York          Albany, NY           12/29/2000      158,000
                                                                                                                      ---------

TOTAL DISPOSITIONS                                                                                                    1,023,124
                                                                                                                      =========


     PROPERTY                               CURRENT LEASED       PURCHASE/SALES
                                                   %                  PRICE
     --------                               ----------------  ----------------------

DEVELOPMENT

OFFICE

3435 Winchester Road (1)                          100.0%           $    9,499
                                                                   ----------

OFFICE TOTAL                                                       $    9,499
                                                                   ==========

ACQUISITIONS

INDUSTRIAL

501 Airtech Park (2)                              100.0%           $   28,491
6 Joanna Court                                    100.0%                8,014
400 Cabot Drive                                   100.0%               23,121
4 Applegate Drive                                 100.0%               14,956
5 Henderson Drive                                 100.0%               11,879
100-400 Nixon Lane                                100.0%               42,316
30 Stults Road                                    100.0%                2,879
                                                                   ----------

INDUSTRIAL TOTAL                                                   $  131,656
                                                                   ==========

TOTAL ACQUISITIONS/DEVELOPMENT                                     $  141,155
                                                                   ==========

DISPOSITIONS

INDUSTRIAL

243 St. Nicholas Avenue                                            $      930
6 Joanna Court                                                          8,729
18 Madison Road                                                           802
24 Madison Road                                                         1,900
26 Madison Road                                                         1,586
535 Secaucus Road                                                       3,399
1305 Goshen Parkway                                                     4,610
135 Fieldcrest Avenue                                                   3,262
200/240 Carter Drive                                                    4,443
275-285 Pierce Street                                                   3,882
55 Carter Drive                                                         4,213
One Apollo Drive                                                       12,362
                                                                   ----------

TOTAL DISPOSITIONS                                                 $   50,118
                                                                   ==========



(1) Construction substantially completed in May 2000.

(2) Company acquired its Joint Venture Partner's 50% ownership interest.

                                                SUPPLEMENTAL ANALYST PACKAGE
                                               Fourth Quarter Conference Call


                             KEYSTONE PROPERTY TRUST
                  SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL
                               DECEMBER 31, 2000


                              (dollars in millions)





                                                PROJECT                                 MARKET/SUBMARKET            ACRES
--------------------------------------------------------------------------------  -------------------------------   ------

LAND UNDER DEVELOPMENT

Airtech Park                                                                      Indiana / Indianapolis Airport       50

Keystone Cranbury West Phase II (Exit 8A, New Jersey Turnpike)                    New Jersey / Exit 8A                 31

Keystone Cranbury East Phase I (Exit 8A, New Jersey Turnpike)                     New Jersey / Exit 8A                 37

Keystone Cranbury East Phase II (Exit 8A, New Jersey Turnpike)                    New Jersey / Exit 8A                 37

21 Roadway Expansion (Carlisle)                                                   Pennsylvania / Harrisburg            10


LAND FOR FUTURE DEVELOPMENT

Stults Road                                                                       New Jersey / Exit 8A                 6

Airtech Park (1)                                                                  Indiana / Indianapolis Airport      400

New Jersey Option Land                                                            New Jersey / Exit 8A                 92

Arnold Road Expansion (Reading)                                                   Pennsylvania / Reading               8

LAND UNDER CONTRACT

New Jersey (Exit 8A NJ Turnpike)                                                  New Jersey / Exit 8A                100
                                                                                                                      ---


TOTAL                                                                                                                 771
                                                                                                                      ===


                                                                                                   CONSTRUCTION        ESTIMATED
                                                                                                     START DATE   STABILIZATION DATE
                                                                    ESTIMATED                      -------------  ------------------
                                                                    BUILDABLE      ESTIMATED
                                                PROJECT            SQUARE FEET  CONSTRUCTION COST   QUARTER/YEAR       QUARTER/YEAR
------------------------------------------------------------------ -----------  -----------------  -------------  ------------------

LAND UNDER DEVELOPMENT

Airtech Park                                                         800,000             $19             2/00               2/01

Keystone Cranbury West Phase II (Exit 8A, New Jersey Turnpike)       473,000              23             3/00               3/01

Keystone Cranbury East Phase I (Exit 8A, New Jersey Turnpike)        510,000              23             3/00               3/01

Keystone Cranbury East Phase II (Exit 8A, New Jersey Turnpike)       500,000              22             3/01               3/02

21 Roadway Expansion (Carlisle)                                      150,000              5              3/00               2/01


LAND FOR FUTURE DEVELOPMENT

Stults Road                                                          130,000

Airtech Park (1)                                                   6,700,000

New Jersey Option Land                                             1,350,000

Arnold Road Expansion (Reading)                                      115,000

LAND UNDER CONTRACT

New Jersey (Exit 8A NJ Turnpike)                                   1,450,000
                                                                  ----------


TOTAL                                                             12,178,000
                                                                  ==========



(1) Company has an option to purchase a 50% interest in Land.

                                                SUPPLEMENTAL ANALYST PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                       CAPITAL STRUCTURE AND DEBT ANALYSIS
                                     AS OF
                                DECEMBER 31, 2000

                             (DOLLARS IN THOUSANDS)


Secured Debt                                                                                               $ 616,569        100.0%
Unsecured Debt                                                                                                     -          0.0%

Short Term Debt                                                                                                9,047          1.5%
Long Term Debt                                                                                               607,522         98.5%

Variable Rate Debt                                                                                           153,321         24.9%

Fixed Rate Debt-Face                                                                                         460,395         74.7%
Debt Premium, Net of Amortization                                                                              2,853          0.5%
                                                                                                          -----------       ------

Total Fixed Rate Debt                                                                                        463,248         75.1%
                                                                                                          -----------       ------

Total Debt                                                                                                 $ 616,569
                                                                                                          ===========


Stock Price @ 12/31/2000                                                                                     $ 12.75

Convertible Preferred Stock                                                                                   60,097
Convertible Preferred Units                                                                                   80,295
                                                                                                          -----------

Total Preferred Stock and Units                                                                              140,392

Common Shares Outstanding                                                                                  9,321,296
Operating Units                                                                                            7,675,649
                                                                                                          -----------

Total Shares and Units - Common                                                                           16,996,945
                                                                                                          ----------

Common Equity at Fair Market Value                                                                           216,711
                                                                                                          ==========

TOTAL EQUITY                                                                                               $ 357,103
                                                                                                          ==========

Weighted average interest rate at December 31, 2000, (Company)                                                   8.0%

Weighted average interest rate at December 31, 2000 on fixed rate debt.                                          7.7%

Weighted average term to maturity (in years) at December 31, 2000, (Company)                                     5.8

Weighted average term to maturity (in years) at December 31, 2000, (excluding Credit Line)                       7.3

                                                SUPPLEMENTAL ANALYST PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                       CAPITAL STRUCTURE AND DEBT ANALYSIS
                                     AS OF
                                DECEMBER 31, 2000

                             (DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------
                    LEVERAGE AND CAPITALIZATION RATIO SUMMARY
--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------
TOTAL MARKET CAPITALIZATION                                     $ 973,672

TOTAL DEBT TO MARKET CAPITALIZATION                                  63.3%

UNDEPRECIATED BOOK VALUE - TOTAL ASSETS                       $ 1,003,245

TOTAL DEBT TO UNDEPRECIATED BOOK VALUE                               61.5%

INTEREST COVERAGE RATIO - YTD DECEMBER 31, 2000                       2.0

FIXED CHARGE COVERAGE RATIO - YTD DECEMBER 31, 2000                   1.6
--------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                              PRINCIPAL MATURITIES
--------------------------------------------------------------------------------------------------
                         PRINCIPAL AMORTIZATION     AMOUNT DUE AT MATURITY                 TOTAL
--------------------------------------------------------------------------------------------------
2001                             $ 5,440                    $  9,047                      $ 14,487
2002                               6,244                     154,633 (1)                   160,877
2003                               6,649                       4,067                        10,716
2004                               7,025                      39,754                        46,779
2005                               6,760                     167,851                       174,611
2006 and thereafter                   --                          --                       206,246
--------------------------------------------------------------------------------------------------
Total                            $    --                    $     --                     $ 613,716
--------------------------------------------------------------------------------------------------


(1) Includes the Company's Credit Facility which has an outstanding balance of $124,927,950 and matures April 29, 2002.

                                                    SUPPLEMENTAL ANALYST PACKAGE
                                         Fourth Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                          PREFERRED EQUITY OUTSTANDING
                                DECEMBER 31, 2000
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                AGGREGATE             LIQUIDATION    PREFERRED
                                               LIQUIDATION             VALUE PER    SHARES/UNITS    COMMON SHARE       COMMON SHARE
                                  DATE ISSUED     VALUE       YIELD    SHARE/UNIT     12/31/00    CONVERSION PRICE      EQUIVALENT
                                  -----------  ------------   -----   ------------  ------------  ----------------     ------------
CONVERTIBLE PREFERRED UNITS:

          SERIES B                 12/24/1998   $  7,500      9.50%      $25.00        300,000        $16.50              454,545

          SERIES C                  9/27/1999     35,853      9.75%      $25.00      1,434,136        $16.00            2,240,838
          SERIES C                   5/5/2000     25,674      9.75%      $25.00      1,026,958        $16.00            1,604,622

                                               ----------                           ----------                         ----------
            TOTAL SERIES C                        61,527                             2,461,094                          3,845,460
                                               ----------                           ----------                         ----------

          SERIES D                  7/21/1999     11,268      9.00%       $25.00       450,700        $16.50              682,879


          TOTAL CONVERTIBLE                    ----------                           ----------                         ----------
            PREFERRED UNITS                     $ 80,295                             3,211,794                          4,982,884
                                               ----------                           ----------                         ----------


CONVERTIBLE PREFERRED STOCK

          SERIES A                 12/24/1998   $ 20,000     9.00%       $25.00        800,000       $16.50             1,212,121

          SERIES B                  9/27/1999     20,097(1)  9.75%       $25.00        803,871       $16.00             1,256,048

          SERIES C                  9/27/1999     20,000     9.75%       $25.00        800,000       $15.75             1,269,841

          TOTAL CONVERTIBLE                    ----------                           ----------                         ----------
           PREFERRED STOCK                        60,097                             2,403,871                          3,738,010
                                               ----------                           ----------                         ----------

          GRAND TOTAL ALL                      ----------                           ----------                         ----------
           PREFERRED EQUITY                     $140,392                             5,615,665                          8,720,894
                                               ==========                           ==========                         ==========


                                                                 COMMON SHARES OUTSTANDING AT 12/31/00                  9,321,296
                                                                 OP UNITS OUTSTANDING AT 12/31/00                       7,675,649

                                                                 TOTAL COMMON SHARE EQUIVALENTS OUTSTANDING            ----------
                                                                 AT 12/31/00 FOR FFO REPORTING (2)                     25,717,839
                                                                                                                       ==========

                                                                 WEIGHTED AVERAGE COMMON SHARE EQUIVALENTS
                                                                 FOR 2000 FOR FFO REPORTING                            25,495,601
                                                                                                                       ==========


(1)   Original issuance of $40,000,000 on 9/27/99, of which $19,903,225 was redeemed on July 18, 2000.

(2) Convertible Preferred Stock and Convertible Preferred Units are dilutive for FFO Reporting and Anti-Dilutive for EPS Reporting.